Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

CoinShares ETF Trust
(the “Trust”)

CoinShares Bitcoin Mining ETF

(the “Fund”)

June 12, 2026

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information

IMPORTANT NOTICE REGARDING CHANGE IN THE FUND’S
INVESTMENT POLICY, NAME AND PRINCIPAL INVESTMENT STRATEGY

CoinShares Bitcoin Mining ETF. The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about August 11, 2026 (the “Effective Date”), the Fund’s name will change to the “CoinShares Bitcoin Mining and Digital Power ETF.”

Principal Investment Strategy. The Board of Trustees of the Trust considered and approved a change to the Principal Investment Strategy of the Fund. As of the Effective Date, the Fund’s Principal Investment Strategy will be deleted in its entirety and replaced with the following:

“The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of Bitcoin Mining and Digital Power Companies (as defined below). The Fund will not directly, or indirectly through the use of derivatives, invest in bitcoin. CoinShares Asset Management (US) LLC (“CoinShares” or the “Adviser”) serves as the Fund’s investment adviser and Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser.

For purposes of the Fund’s 80% requirement, the Fund considers a company to be a Bitcoin Mining and Digital Power Company if it derives at least 50% of its revenue or profits from, or is otherwise significantly involved in, one or more of the following activities: (1) bitcoin mining operations and/or providing specialized chips, hardware and software or other services to companies engaged in bitcoin mining, (2) the operation of hyperscale data centers with a computing environment and architecture that is designed to provide scalability and/or support for artificial intelligence (“AI”) and other applications (i.e., hyperscalers), (3) the design, manufacture, or supply of components, such as semiconductor chips and related hardware, for data center operations and AI applications, (4) the generation of power, the production of energy infrastructure equipment and storage solutions, and the construction of energy infrastructure facilities that are essential to the operation of data centers, and (5) the development of high-performance computing (“HPC”), quantum computing technology, and other advanced computational technologies, including emerging architectures, protocols, and paradigms that may arise in the future, such companies together being, “Bitcoin Mining and Digital Power Companies” and each a “Bitcoin Mining Company” or “Digital Power Company”.

The Fund’s selection universe includes common stock and American Depositary Receipts (“ADRs”) listed on global securities exchanges, including U.S. dollar denominated and non-U.S. dollar denominated securities issued by U.S. and non-U.S. companies, including companies operating in emerging market countries (as defined by the FTSE Emerging Index). The Fund may also invest no more than 5% of the Fund’s net assets in the debt instruments of any single Bitcoin Mining and Digital Power Company. The Adviser evaluates all companies within the scope of the selection universe and identifies eligible Bitcoin Mining and Digital Power Companies. From these companies, the Fund will invest in those Bitcoin Mining and Digital Power Companies that the Adviser believes are well positioned to succeed and provide the best opportunity for capital appreciation. The Fund may also invest up to 20% of its net assets in companies that (i) hold a significant portion of their net assets in bitcoin on their balance sheet as can be reasonably determined by the company’s annual filings (e.g., filings on Form 10-K or foreign equivalents) from the past 12 months; (ii) derive a significant portion of their revenue or profits directly from mining, lending, transacting in bitcoin, or manufacturing bitcoin mining equipment; and/or (iii) derive a significant portion of their revenue or profits directly from the operation of hyperscale data centers, the design, manufacture, or supply of semiconductors, activities related to the development of power or the energy infrastructure, or the development of HPC technology, as can be reasonably determined by the company’s annual filings from the past 12 months.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investments will be concentrated in the industry or group of industries comprising the information technology sector.”

The changes will not affect the Fund’s investment objective and the Fund’s shares will continue to trade on Nasdaq Stock Market LLC under the ticker symbol “WGMI.” The foregoing changes will only take effect and are conditioned upon the effectiveness of the Trust’s Post-Effective Amendment No. 69 under the Securities Act of 1933, including any amendments thereto, which was filed with the Securities and Exchange Commission on June 12, 2026 and contains further information about the changes to the Fund’s investment policy, name and principal investment strategy.

Please Retain This Supplement for Future Reference.